UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 1, 2021

Date of Report (Date of earliest event reported)

SAFETY INSURANCE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50070	13-4181699
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

20 Custom House Street, Boston, Massachusetts 02110

(Address of principal executive offices including zip code)

(617) 951-0600

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SAFT	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) Dismissal of Previous Independent Registered Public Accounting Firm.

On June 1, 2021, the Audit Committee of the Board of Directors of Safety Insurance Group, Inc. (the “Company”) approved the dismissal of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm and on the same day, the Company dismissed PwC as its independent registered public accounting firm.

The audit reports of PwC on the consolidated financial statements of the Company as of and for the fiscal years ended December 31, 2020 and 2019 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years ended December 31, 2020 and December 31, 2019, and the subsequent interim period through June 1, 2021, (i) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure that, if not resolved to PwC’s satisfaction, would have caused PwC to make reference to the subject matter of the disagreements in their reports on the Company’s financial statements, and (ii) there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided PwC with a copy of this Current Report on Form 8-K prior to its filing with SEC, and requested that PwC furnish the Company with a letter addressed to the SEC stating whether or not PwC agrees with the statements made above. A copy of PwC’s letter, dated June 4, 2021, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Engagement of New Independent Registered Public Accounting Firm.

On and effective as of June 1, 2021, the Audit Committee of the Board of Directors (the “Board”) of the Company approved the engagement of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021, subject to completion of Deloitte’s standard client acceptance procedures and execution of an engagement letter. During the Company’s two most recent fiscal years ended December 31, 2020 and 2019 and the subsequent interim period through June 1, 2021, neither the Company nor anyone on its behalf consulted Deloitte regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that would have been rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company by Deloitte, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

16.1  Letter of PricewaterhouseCoopers LLP dated June 4, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Safety Insurance Group, Inc.
(Registrant)

Date: June 4, 2021	By:	/s/ CHRISTOPHER T. WHITFORD
Christopher T. Whitford
V.P., Chief Financial Officer and Secretary